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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 14, 2006

 COMMISSION         REGISTRANT; STATE OF INCORPORATION;        IRS EMPLOYER
FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.
-----------            -----------------------------         ------------------

  1-9513                  CMS ENERGY CORPORATION               38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550

  1-5611                 CONSUMERS ENERGY COMPANY               38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On April 14, 2006, CMS Energy Corporation ("CMS Energy") issued a News Release in conjunction with the Securities and Exchange Commission filing of its proxy materials announcing a majority voting policy adopted by the CMS Energy Board of Directors, director nominations and retirements for each of the CMS Energy and Consumers Energy Company ("Consumers") Boards, as well as corresponding reduction in the size of those Boards effective with the retirements at the time of the Annual Meeting of Shareholders, scheduled for May 19, 2006. The News Release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

99.1  CMS Energy News Release dated April 14, 2006

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION and RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers' Forms 10-K for the Year Ended December 31, 2005 (CMS Energy's and Consumers' "FORWARD-LOOKING STATEMENTS AND INFORMATION and RISK FACTORS" sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                       CMS ENERGY CORPORATION

Dated:  April 14, 2006

                                       By:      /s/ Thomas J. Webb
                                                ------------------------------
                                                Thomas J. Webb
                                                Executive Vice President and
                                                Chief Financial Officer


                                       CONSUMERS ENERGY COMPANY

Dated:  April 14, 2006

                                       By:      /s/ Thomas J. Webb
                                                ------------------------------
                                                Thomas J. Webb
                                                Executive Vice President and
                                                Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT NO.                EXHIBIT DESCRIPTION
-----------                -------------------

  99.01                     CMS Energy News Release dated April 14, 2006